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                                                                   Exhibit 10(g)


                             AMENDED AND RESTATED

                            McDONALD'S CORPORATION

                          1999 NON-EMPLOYEE DIRECTOR

                               STOCK OPTION PLAN

SECTION 1. Purpose; Definitions.


   The purposes of the Plan are to promote the long-term success of the Company by enhancing the long-term mutuality of interests between the Non-Employee Directors and shareholders of the Company and to provide a means through which the Company may attract able persons as directors of the Company.

   For purposes of the Plan, the following terms are defined as set forth below:

   "Board" means the Board of Directors of the Company.
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   "Code" means the Internal Revenue Code of 1986, as amended from time to time,
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and any successor thereto.

   "Common Stock" means the common stock of the Company, par value $.01 per
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share.

   "Company" means McDonald's Corporation, a Delaware corporation.
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   "Disability" with respect to a Participant means a physical or mental
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condition that prevents the Participant from performing his or her duties as a member of the Board, and which is expected to be permanent or for an indefinite duration exceeding one year.

   "Exchange Act" means the Securities Exchange Act of 1934, as amended from
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time to time, and any successor thereto.

   "Fair Market Value" means the price of the Common Stock as reported on the
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New York Stock Exchange Composite Tape.

   "Non-Employee Director" means a person who as of any applicable date is a
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member of the Board and is not an officer or employee of the Company or any subsidiary of the Company.

   "Optionee" means a Participant or any permissible transferee as described in
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Section 5(e)(v).

   "Participant" means a Non-Employee Director who is granted a Stock Option
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hereunder.

   "Plan" means the McDonald's Corporation 1999 Non-Employee Director Stock
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Option Plan as set forth herein and as hereafter amended from time to time.

   "Retirement" means termination of an individual's directorship with at least
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ten years of service as a member of the Board or after age 70.

   "Stock Option" means a non-qualified option to purchase shares of Common
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Stock.

   "Termination of Directorship" means the date upon which any Participant
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ceases to be a member of the Board for any reason whatsoever.

In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

SECTION 2. Administration.

   The Plan shall be administered by the Board or by a duly appointed committee of the Board having such powers as shall be specified by the Board. The Board (or such committee) shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Stock Option issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

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   The determination of the Board (or such committee) on all matters relating to the Plan or any agreement relating thereto shall be conclusive and final. No member of the Board (or such committee) shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Option.

SECTION 3. Stock Subject to Plan.

   Subject to adjustment as provided herein, the total number of shares of Common Stock of the Company available for grant under the Plan while it is in effect shall not exceed 200,000. Such shares may be treasury shares or newly issued shares, as may be determined from time to time by the Board (or the designated committee). The shares of Common Stock related to the unexercised or undistributed portion of any terminated, expired or forfeited Stock Option shall be made available in connection with future Stock Option grants under the Plan.

   In the event of any stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, acquisition of property or shares, separation, asset spin-off, reorganization, stock rights offering, liquidation or similar event, of or by the Company, the aggregate number of shares of Common Stock reserved for issuance under the Plan, the number and option price of shares of Common Stock subject to outstanding Stock Options and the Grant Amounts specified in Section 5 shall be appropriately adjusted to the extent that such adjustment is necessary to preserve the economic value of the unexercised Stock Options and of any future Stock Option grants; provided, however, that the number of shares subject to any Stock Option shall always be a whole number. Share amounts shall be rounded up to the nearest whole number.

SECTION 4. Eligibility.

   Only individuals who are Non-Employee Directors are eligible to be granted Stock Options under the Plan.

SECTION 5. Stock Options.

   (a) Initial Grants.  As of the effective date of the Plan, a Stock Option to
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purchase 3,000 shares of Common Stock (the "Initial Grant Amount") is granted to each person who on that date is an incumbent Non-Employee Director.

   (b) Subsequent Grants.  With respect to each person who first becomes a Non-
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Employee Director after the effective date of the Plan, a Stock Option to purchase 3,000 shares of Common Stock (the "Subsequent Grant Amount") is granted as of the date such person is elected or appointed as a Non-Employee Director. Such subsequent grant shall be in addition to any annual grants of Stock Options as described in Section 5(c) below.

   (c) Annual Grants.  On the date of each annual meeting of the Company's
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shareholders following the effective date of the Plan, each person who is a Non-
Employee Director immediately following such meeting (regardless of whether elected, re-elected or retained as a Non-Employee Director at such meeting) shall automatically be granted a Stock Option to purchase 3,000 shares of Common Stock (the "Annual Grant Amount") as of such meeting date. (The Initial Grant Amount, the Subsequent Grant Amount and the Annual Grant Amount shall sometimes be referred to herein collectively as the "Grant Amounts".)

   (d) Available Shares.  In the event that the number of shares of Common Stock
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available for future grant under the Plan is insufficient to make all automatic grants required to be made on a given date, then all Non-Employee Directors entitled to a grant on such date shall share ratably in the number of Stock Options on shares available for grant under the Plan.

   (e) Terms.  Stock Options granted under the Plan shall be subject to the
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following terms and conditions in addition to those set forth above.

     (i)  Option Term.  The term of each Stock Option shall be 10 years from the
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date the Stock Option is granted, subject to extension or earlier termination as provided herein.

     (ii) Exercisability. Subject to the express provisions of this Section
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5(e), Stock Options shall be exercisable as follows:

               (A) beginning on the first anniversary of the date of grant, for whole shares up to one-third of the shares of Common Stock covered by the Stock Option;

               (B) beginning on the second anniversary of the date of grant, for whole shares up to two-thirds of such shares; and

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               (C)  beginning on the third anniversary of the date of grant and thereafter until the expiration of the term of the Stock Option, for whole shares up to 100% of such shares.

  Notwithstanding any of the provisions of this Section 5(e), no Stock Option shall be exercisable during the first six months after the grant date, unless compliance with such holding period is not required to qualify for an exemption from potential liability under Section 16 of the Exchange Act.

   Notwithstanding the foregoing, upon approval by the shareholders of the Company of a plan of liquidation for the Company, any unexercised options theretofore granted shall thereupon become exercisable.

   (iii) Option Price.  The option price per share of Common Stock covered by a
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Stock Option shall be the closing price, regular way, of the Common Stock on the date of grant as reported on the New York Stock Exchange Composite Tape or, if no such reported sale of Common Stock shall have occurred on such date, on the preceding date on which there was such a reported sale. Such price shall be subject to adjustment as provided in Section 3.

   (iv)  Methods of Exercise. Subject to the provisions of this Section 5, Stock
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Options may be exercised, in whole or in part, at any time during the option term by giving notice of exercise to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price. Payment of the purchase price may, at the election of the Optionee, be made in any one or any combination of the following: (A) cash, (B) Common Stock held for at least six months prior to exercise of the Stock Option, valued at its Fair Market Value as of the time of exercise, (C) through simultaneous sale through a broker of shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board.

   No shares of Common Stock shall be issued until full payment therefor has been made. An Optionee shall have all rights as a shareholder of the Company holding Common Stock as soon as practicable following notice of exercise, payment in full for such shares and the Company's receipt of the representation described in Section 7(a), if applicable.

   (v)    Non-transferability of Stock Options.  All Stock Options shall be
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exercisable during the Participant's lifetime, only by the Participant or by the guardian or legal representative of the Participant. No Stock Option shall be transferable by the Participant other than by will or by the laws of descent and distribution; provided, however, that if the award agreement expressly permits, a Stock Option may be transferred for no consideration to any of the following permissible transferees: (v) any member of the Immediate Family of the Participant to whom such Stock Option was granted, (w) any trust solely for the benefit of members of the Participant's Immediate Family, (x) any partnership whose only partners are members of the Participant's Immediate Family, (y) any additional entities, including corporations owned by members of Participant Immediate Family, as approved by the Compensation Committee or (z) Ronald McDonald Children's Charities or any Ronald McDonald House, and (ii) the transferee shall remain subject to all of the terms and conditions applicable to such Stock Option prior to such transfer. "Immediate Family" means, with respect to a particular Participant, such Participant's spouse, children and grandchildren.

   (vi)   Termination for Cause.  If a Termination of Directorship occurs for
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cause pursuant to Article Thirteenth (c) of the Company's Restated Certificate
of Incorporation, any unexercised Stock Option shall thereupon terminate.

   (vii)  Termination by Reason of Death or Disability.  If a Termination of
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Directorship occurs by reason of the death or Disability of a Participant, any unexercised option, whether or not exercisable on the date of such Termination of Directorship, may be exercised, in whole or in part, at any time within three years after such Termination of Directorship by the Participant, a permissible transferee (as such term is described in Section 5(e)(v)) or by the Participant's personal representative after the Participant's death.

   (viii) Termination On Account of Retirement.  If a Termination of
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Directorship occurs by reason of Retirement, any unexercised option, whether or not exercisable on the date of such Termination of Directorship, may be exercised, in whole or in part, for a period of three years from the Participant's Retirement or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

   (ix)   Other Termination.  If a Termination of Directorship occurs for any
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reason other than for cause (as described in Section 5(e)(vi) above) or the death, Disability or Retirement of a Participant, any unexercised option to the extent exercisable on the date of Termination of Directorship, may be exercised, in whole or in part, at any time within one year after the Participant's Termination of Directorship.

   (x)    Extension of Term. Upon Termination of Directorship by reason of death
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or Disability, the term of any Stock Option which by its terms would otherwise expire after the Participant's Termination of Directorship but prior to the end of the period following the Participant's Termination of Directorship described in Section 5(e)(vii) above for exercise of Stock Options shall be extended so as to permit any unexercised portion thereof to be exercised at any time within such period; provided, however, that in no event may the term of any Stock Option expire more than 13 years after the grant date of such Stock Option.

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SECTION 6.  Term, Amendment and Termination.

   The Plan will terminate on the tenth anniversary of the effective date or at such earlier date as the Board may determine. Termination of the Plan shall not affect any Stock Options then outstanding under the Plan.

   The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (a) impair the rights of an Optionee under a Stock Option without the Optionee's consent, except such an amendment made to cause grants and other transactions under the Plan to qualify for the exemption provided by Rule 16b-3; or (b) disqualify grants and other transactions under the Plan from the exemption provided by Rule 16b-3; provided, however no amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by law or agreement.

SECTION 7.  General Provisions.

   (a) Unless the shares have been registered under the Securities Act of 1933, as amended, each person purchasing or receiving shares of Common Stock pursuant to a Stock Option shall represent to and agree with the Company in writing that such person is acquiring the shares of Common Stock without a view to the distribution thereof. Any certificates for such shares of Common Stock shall include an appropriate legend to reflect the restrictions on transfer.

   (b) Nothing contained in the Plan shall prevent the Company or any subsidiary from adopting other or additional compensation arrangements for its Non-Employee Directors.

   (c) The Plan and all Stock Options awarded and actions taken with respect thereto shall be governed by and construed in accordance with the laws of the State of Illinois except its law with respect to choice of law.

   (d) Benefits payable under the Plan to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for payment of, benefits under the Plan.

   (e) Nothing in the Plan, or any Stock Option granted under the Plan, shall confer any right to any person to continue as a director of the Company or interfere in any way with the rights of the shareholders of the Company or the Board to elect and remove directors.

SECTION 8.  Effective Date of Plan.

   The Plan has been adopted by the Board and has become effective on September 12, 2000.

Executed this 27/th/ day of October, 2000.

                       McDonald's Corporation



                       By:  /s/ Gloria Santona
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                       Its: Vice President, U.S. General Counsel and Secretary
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